AMENDMENT NO. 1 TO
                   THE ATMOS ENERGY CORPORATION
                    SUPPLEMENTAL BENEFITS PLAN
                   FOR KEY MANAGEMENT EMPLOYEES
                (Restated as of November 6, 1995)


     WHEREAS,  effective   November   11,  1992,   ATMOS   ENERGY

CORPORATION (the "Employer") adopted THE ATMOS ENERGY CORPORATION

SUPPLEMENTAL   BENEFITS  PLAN FOR  KEY MANAGEMENT  EMPLOYEES (the

"Plan"); and

     WHEREAS, the Employer  restated the Plan in  its entirety as of November 6, 1995; and

     WHEREAS,  pursuant  to  Section  9.1(a)  of  the  Plan,  the

Employer desires to amend the Plan as hereinafter set forth;

     NOW,  THEREFORE, the Plan shall  be, and hereby is, amended,

effective  as  of the  date this  Amendment  is executed,  in the following respects:

     1.  Section  5.2(a)(i) of the Plan shall be,  and hereby is,

amended and revised to read in its entirety as follows:

     "(i) One-twelfth (1/12th) of seventy-five percent (75%) of the Participant's Compensation, reduced if the Participant has fewer than ten (10) years of vesting service under the Pension Plan by one-tenth (1/10th) for each year of his vesting service less than ten
     (10)."

     2.   Section 9.1(b)  of the  Plan shall  be, and  hereby is,

amended by changing all references to the numeral "20" therein to be and read "10."

     3.   Paragraph  10 of  Exhibit B  shall be,  and hereby  is,

amended by changing all references to the numeral "20" therein to be and read "10."







     IN WITNESS WHEREOF, the Employer has executed this Amendment

No. 1 to The Atmos Energy Corporation Supplemental  Benefits Plan

for  Key Management  Employees this  8th day of  May, 1996  to be effective as of this date.

                              ATMOS ENERGY CORPORATION

                              By: /s/ Robert F. Stephens
                                 ____________________________
                                 Robert F. Stephens
                                 President and Chief Operating
                                    Officer









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